UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

Goodrich Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Companies

Description	Goodrich Corporation (NYSE: GR) supplies systems and services to aerospace and defense customers worldwide. The company manufactures aircraft landing gear, aircraft wheels and brakes, actuation systems, aerostructures, interior systems, sensor systems, engine controls and electrical power systems, intelligence, surveillance and reconnaissance systems and other products. Goodrich has over 80 facilities across 19 nations.	United Technologies Corporation (NYSE: UTX) is a diversified company whose products include Carrier heating and air conditioning, Hamilton Sundstrand aerospace systems and industrial products, Otis elevators and escalators, Pratt & Whitney aircraft engines, Sikorsky helicopters, UTC Fire & Security systems and UTC Power fuel cells. UTC has more than 4,000 locations in approximately 71 countries and does business in approximately 180 countries.

Market Cap	$13.29 billion	$69.48 billion

Headquarters	Charlotte, North Carolina	Hartford, Connecticut

Employees	Approximately 27,000	Approximately 208,000

Business Segments	• Actuation and Landing Systems	• Carrier heating and air conditioning systems
	• Nacelles and Interior Systems	• Hamilton Sundstrand aerospace and industrial systems
	• Electronic Systems	• Otis elevators and escalators and moving walkways
• Pratt & Whitney aircraft engines
• Sikorsky helicopters
• UTC Fire & Security fire safety and security products and services
• UTC Power fuel cells and power systems

Management Teams	• Marshall O. Larsen: Chairman, President & Chief Executive Officer	• Louis Chênevert: Chairman, Chief Executive Officer
	• Scott E. Kuechle: Executive Vice President, Chief Financial Officer	• Gregory J. Hayes: Senior Vice President, Chief Financial Officer
	• Jack Carmola: Segment President, Actuation and Landing Systems	• Geraud Darnis: President, Carrier Corp.
	• Cindy Egnotovich: Segment President, Nacelles and Interior Systems	• David P. Hess: President, Pratt & Whitney
	• Curtis Reusser: Segment President, Electronic Systems	• Didier Michaud-Daniel: President, Otis Elevator

Revenues (FY-2010)	$7.0 billion	$54.3 billion

Transaction Terms
•     United Technologies will acquire all of the outstanding common shares of Goodrich for $127.50 per share in cash, or a total purchase price of approximately $18.4 billion, including approximately $1.9 billion of Goodrich’s outstanding debt.

• The transaction represents a 47% premium to Goodrich’s closing stock price on September 15, 2011, the last trading day prior to leaks.
• Marshall Larsen, Chairman, President and Chief Executive Officer of Goodrich, will become Chairman and Chief Executive Officer of a combined UTC Aerospace Systems business unit.
• Both Goodrich and United Technologies’ Hamilton Sundstrand brands will be maintained within this business unit.
• The senior leadership team of the combined business will be located in Charlotte, North Carolina.

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Additional Information
In connection with the proposed transaction, the Company will file a proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY. You will be able to obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Goodrich Corporation, Four Coliseum Centre, 2730 West Tyvola Road, Charlotte, North Carolina 28217, c/o Secretary.
Forward-Looking Statements
This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not based on historical facts but instead reflect the Company’s expectations, estimates or projections concerning future results or events. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “may,” “could,” “intend,” “intent,” “belief,” “estimate,” “plan,” “likely,” “will,” “should” or similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed or indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved.
The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.
Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: demand for and market acceptance of new and existing products; our ability to extend our commercial OE contracts beyond the initial contract periods; cancellation or delays of orders or contracts by customers or with suppliers; our ability to obtain price adjustments pursuant to certain of our long-term contracts; the financial viability of key suppliers and the ability of our suppliers to perform under existing contracts; the extent to which we are successful in integrating and achieving expected operating synergies for recent and future acquisitions; successful development of products and advanced technologies; the impact of bankruptcies and/or consolidations in the airline industry; the health of the commercial aerospace industry, including the large commercial, regional, business and general aviation aircraft manufacturers; global demand for aircraft spare parts and aftermarket services; changing priorities or reductions in the defense budgets in the U.S. and other countries, U.S. foreign policy and the level of activity in military flight operations; the possibility of restructuring and consolidation actions; threats and events associated with and efforts to combat terrorism; the extent to which changes in regulations and/or assumptions result in changes to expenses relating to employee and retiree medical and pension benefits; competitive product and pricing pressures; our ability to recover under contractual rights of indemnification for environmental, asbestos and other claims arising out of the divestiture of our tire, vinyl, engineered industrial products and other businesses; the effect of changes in accounting policies or legislation, including tax legislation; cumulative catch-up adjustments or loss contract reserves on long-term contracts accounted for under the percentage of completion method of accounting; domestic and foreign government spending, budgetary and trade policies; economic and political changes in international markets where we compete, such as changes in currency exchange rates, interest rates, inflation, fuel prices, deflation, recession and other external factors over which we have no control; the outcome of contingencies including completion of acquisitions, joint ventures, divestitures, tax audits, litigation and environmental remediation efforts; the impact of labor difficulties or work stoppages at our, a customer’s or a supplier’s facilities; other factors that are set forth in management’s discussion and analysis of the Company’s most recently filed reports with the SEC; and uncertainties associated with the proposed acquisition of the Company by United Technologies, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction. This list of factors is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information about the Company’s directors and officers and their ownership of the Company’s common stock is set forth in its Form 10-K which was filed with the SEC on February 15, 2011 and the proxy statement for the Company’s Annual Meeting of shareholders, which was filed with the SEC on March 10, 2011. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed transaction, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.
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